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                                                             Board of Directors
                                                                 April 12, 2005
                               POWER OF ATTORNEY
                               -----------------

                          HARTFORD SERIES FUND, INC.
                      HARTFORD HLS SERIES FUND II, INC.
                       THE HARTFORD MUTUAL FUNDS, INC.
                      THE HARTFORD MUTUAL FUNDS II, INC.
                    THE HARTFORD INCOME SHARES FUND, INC.

                 Effective:  April 12, 2005 - May 1, 2006

          Lynn S. Birdsong   Sandra S. Jaffee(1)   Lowndes A. Smith
          Robert M. Gavin    Thomas M. Marra       David M. Znamierowski(2)
          Duane E. Hill      Phillip O. Peterson

do hereby constitute and appoint Edward P. Macdonald, Jill G. Powilatis and/or Richard J. Wirth to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemptive Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

/s/ Lynn S. Birdsong                   /s/ Thomas M. Marra
----------------------------           ----------------------------
Lynn S. Birdsong                       Thomas M. Marra

/s/ Robert M. Gavin                    /s/ Phillip O. Peterson
----------------------------           ----------------------------
Robert M. Gavin                        Phillip O. Peterson

/s/ Duane E. Hill                      /s/ Lowndes A. Smith
----------------------------           ----------------------------
Duane E. Hill                          Lowndes A. Smith

/s/ Sandra S. Jaffee                   /s/ David M. Znamierowski
----------------------------           ----------------------------
Sandra S. Jaffee                       David M. Znamierowski

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(1) Director of The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc.
and The Hartford Income Shares Fund, Inc.

(2) President of all the above-referenced investment companies and Director of The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc.